March 2009
Investor Presentation

This presentation contains statements concerning potential future events.
These forward-looking statements are based upon assumptions by our management, including assumptions about risks and uncertainties faced by
us. Readers can identify these forward-looking statements by the use of verbs such as “expects”, “anticipates”, “believes”, “estimates”, “intends”,
“projects”, “may”, “will”, “predicts”, or similar verbs or conjugations of such verbs. If any of our assumptions prove incorrect or should unanticipated circumstances arise, our actual results could materially differ from those anticipated by such forward-looking statements. The differences could be caused by a number of factors or combination of factors including, but not limited to, those factors described in Item 1A - Risk Factors in our Annual
Report on Form 10-K . Readers are strongly encouraged to consider those factors when evaluating any such forward-looking statements. We will not be updating any forward-looking statements that we make today.
Forward Looking Statements

About American Italian Pasta Company
Pasta Industry
Operating Strategy
Financial Results
Questions & Answers

1988
Present
• Citigroup Venture
Capital purchased a
50% stake of AIPC
for $50mm
• Opened the
Excelsior Springs,
MO Plant
Morgan Stanley
Private Equity
acquired a 74%
stake in AIPC
1991
AIPC completed a
$23mm private
placement from current
shareholders, including
Morgan Stanley and
George K. Baum
Merchant Banc
1997
2000
2001
2002
2003
2006
• AIPC purchased
the Mueller brand
from Bestfoods
Baking for $38mm
• Opened Italy
Plant
AIPC acquired the
Martha Gooch and
LaRosa pasta
brands from Archer
-Daniels-Midland
Co. for $5 million
AIPC announced
restatement,
recorded an
$89mm brand
impairment, and in
2006 sold its
Kenosha, WI plant
AIPC acquired
seven regional
pasta brands from
Borden Foods for
$68mm
AIPC acquired the
Golden Grain/Mission
pasta brand from
PepsiCo for
approximately $47
million
2008
• All filings current
• Announced settlements
with DOJ & SEC
• NASDAQ Listing
1995 opened
Columbia, SC
Plant
1999 opened
Kenosha, WI
Plant
Capital Structure
Capacity Expansion
Brand Expansion
Restatement & Refocus
Company History

Vision (What we will achieve) - To be, and to be seen as, the best developer of category solutions for our customers in dry grocery
Mission (What we will do) - Focus on dry goods categories where we can leverage our relationships and capabilities, to develop private label, branded, and ingredient solutions for our Retail, Food Service, and Industrial customers and by exceeding expectations, provide our customers and shareholders with enhanced value
Operating Model (How we plan and execute)

• Always operating with high ethical standards

• Strategic planning

• Business planning and performance management

• Sales and operating planning

• People evaluation and development

Core Capabilities (What do we need to be great)

• Great people

• Service leadership

• Operation excellence

• Category leadership

Values (What we believe)
• Integrity

• Quality
• Passion to exceed
• Strong customer relationships

• Speed to market

• Cross function collaboration
• Empowerment with accountability

• Environmental sustainability

Mission: The AIPC Way

Plant Locations - Competitive Advantage

Sold as:
Customer Brands/Private Label
or
AIPC Brands
Traditional Grocery Retailers
Mass Merchandisers
Club Stores
Discount/Value Channel
Retail - 75%
Sold as:
Customer Brands/Private Label
or
AIPC Brands
Foodservice Distributors
Food Processors
Contract
Institutional - 25%
Business Channels

AIPC Brands

Private Label Market Share
1st 2nd 3rd
Top share all markets except NE
Strong SE - Weak NE & West
1st 2nd 3rd
4th-5th
AIPC Brands Market Share
Private Label and AIPC Regional Brand Market Share

About American Italian Pasta Company
Pasta Industry
Operating Strategy
Financial Results
Questions & Answers

23.2%
25.2%
5.7%
11.0%
10.0%
24.0%
Frozen Italian Meals
Canned Pasta
Soup Mixes
Dry Pasta Dinners
Froz/Ref Pasta
Dry Pasta
$6.4B
Source: Nielsen Total FDM x Wal-Mart; Excludes Canned Soup, data through 9/06/08
23.0%
21.0%
5.7%
8.7%
8.8%
33.3
%
• Dry Pasta has maintained it’s dollar share over time
$5.5B
$5.4B
$5.6B
$5.7B
$6.1B
Dry Pasta comprises nearly one-quarter of the Mega Pasta Category

Dry Pasta Pound Consumption Highest since 2003
(Grocery + Wal-Mart)
Source:
Nielsen Data ending 1/17/09
combined w/ rvsd Wal-Mart Homescan Data ending 1/17/09
Atkins Trough
• Dry Pasta consumption continues increasing, with current levels matching 2003 pre-Atkins levels
• Pasta pounds in the last 52 weeks were up 1.9% vs. year-ago
• Average prices up $.19/lb over year ago

Healthy Pasta Trends
(Grocery + Wal-Mart)
• Much of Pasta’s Category dollar improvement has been driven by increases in sales of Health SKUs, which now make up 11% of all category pounds and 16% of category dollars

• Health pound consumption across both Grocery and Wal-Mart has grown 23.4% in the latest 52 weeks vs. year-
 ago, while Semolina consumption has declined -.3%

• Health SKUs’ Average Price/Lb is considerably higher than traditional semolina sales, helping grow total category dollar value.

Recent Pasta Trends
(Grocery + Wal-Mart)
• Health has consistently been the growth driver of the category throughout the last year, but recent growth in semolina products has benefited the total category
• The most recent 4-week Semolina growth of 7M pounds was driven in part by promotional volume, but overall trends would indicate that traditional Semolina pasta is gaining favor with consumers

Source: Nielsen Data latest 13 weeks ending 1/17/09
• Store Brands have the largest pound
 share and have grown the most
US Dry Pasta - Dollar & Pound Share
(Grocery Channel Only)

About American Italian Pasta Company
Pasta Industry
Operating Strategy
Financial Results
Questions & Answers

AIPC underwent a thorough self-evaluation, category review and market review and identified a strategy to capture upside in enterprise value
• AIPC will achieve growth in enterprise value by pursuing a strategy as a private-label champion within the pasta category and beyond
AIPC’s strategy is focused on becoming a private-label champion and modifying our approach to our branded business
• AIPC is expanding its private-label position in several key areas, including expanding premium offerings, capturing additional share, conquering the branded “battleground” and expanding into other pasta related categories

• In addition to solidifying a position as a leader in private-label pasta, AIPC has many opportunities to apply private-label capabilities in additional categories

 – A number of dry grocery categories present interesting opportunities for entry
 – A systematic approach to reviewing these categories in the context of the strategy is essential
• In redefining itself as a private-label champion, AIPC will modify how it manages its branded business

 – Focusing on markets where our brands are #1 or #2
AIPC is poised for successful implementation of the private label (Customer brand)
champion strategy
• The strategy fits well with AIPC’s existing capabilities in customer focus, operational efficiency and category management (collectively, our intellectual property)
Executive summary

The situation assessment suggested a few core strategic principles
 • This industry is in the midst of a structural shift (channel shifting, private label growth, category segmentation) - as the category leader, AIPC will drive the change, not be driven by it
 • Given AIPC’s current position and prevailing trends, a strong private-label foundation is core to every strategy
 • For the foreseeable future, AIPC will protect the cash flow from the branded business in order to maintain attractive economics
 • Long term, competing effectively in the branded segment requires being the
 #1 or #2 brand, either nationally or regionally
 • Any successful strategy must be focused on developing long term sustainable relationships with the most influential retailers—and will drive disproportionate share of growth from these leading retailers
 • Both foodservice and ingredient businesses remain an important part of our platform

• Aggressively seek to grow within the pasta category in 4 ways
 – Further penetrate current customers
 – Expand the premium private-label offering
 – Capture competitive accounts when possible at attractive margins
 – Partner with retailers to accelerate the conversion of branded products to private label
• Drive expansion into other pasta related categories
 – Invest in and grow the developing side dishes business
• Change the brand portfolio management approach to deliver greater value and minimize organizational complexity
 – Focus on AIPC brands that are #1 or #2 in their markets
• Improve margins in the foodservice business
Double Down
in
Private Label
Adopt Brand
Portfolio
Management
Approach
Optimize
foodservice
and ingredient
contribution
Under this strategy, AIPC will transform itself into a focused private label champion

Source:  McKinsey retail practice, AC Nielsen
“Protected”
High role
Low role
0
10
20
30
40
50
60
70
80
90
100%
“Battleground”
“Gone to private label”
Highest
private
label
share
Role of private label in category
Average = 31%
 Highest shares
 are in the high
 50% range
• AIPC will leverage its
 customer intimacy
 capabilities to assist
 retailers in driving private
 label growth
In partnership with retailers, AIPC will drive conversion of Traditional
Brands to Customer Brands

• Enables closer collaboration with customers and focus on building their pasta category performance

 – AIPC’s category management expertise provides insight on how to optimize their results for pasta by providing the best execution for the Customer
 Brand and the Traditional Brand
 – This is particularly relevant where the Customer Brand and AIPC Brand are
 #1 or #2
 – Provides clarity of purpose for AIPC’s sales representatives
 – Allows aggressive Customer Brands moves while optimizing implications on our brands
Clear
strategy
Reduced
complexity
• Portfolio brand management allows for greater focus on executing our
 Customer-centered strategy and reduces organizational and operational complexity
 – Allows the organization to focus on superior execution of the Customer Brand strategy
 – Reduces complexity (and therefore cost) in the supply chain
This strategy drives clarity and focus

• Durum volatility
• Other cost inflation
 – Packaging
 – Energy
 – Additives
 – Health costs
• Customer pressure
• Competitive pressure
• Macro economics
Input Costs
Industry Pricing
Consumption Trends
Key Company Issues

About American Italian Pasta Company
Pasta Industry
Operating Strategy
Financial Results
Questions & Answers

• Retail up 56%, Institutional up 43%
• Volume adjusted for extra week: Total ↑6%,
 Retail ↑9%, Institutional flat
• $0.6M increase in both brokerage & package design
• Lower interest rates (8.3% vs. 11.2%)
• $1.4M increase in non-restatement professional fees
 related to normal audit fees (FY’08 audit completed in
 Q3) and a $1.0M increase due to marked-to-market on
 liability stock awards
Statement of Operations

• Continued to generate cash after $34M in payments
 (Debt, DOJ, Annual Bonuses)
• Debt pay down
Balance Sheet

Net Debt & Liquidity

About American Italian Pasta Company
Pasta Industry
Operating Strategy
Financial Results
Questions & Answers